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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2005

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26126	58-2142225
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employee Identification No.)

5655 Spalding Drive, Norcross, GA		30092
(Address of Principal Executive Offices)		(Zip Code)

(678) 728-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant's Business and Operations

Item 1.02 Termination of a Material Definitive Agreement.

        Mr. Ian W. Ratcliffe, a Vice President of Serologicals Corporation (the "Registrant"), and the President of Upstate Group, LLC, a wholly-owned subsidiary of the Registrant, resigned from his positions with the Registrant and Upstate Group, LLC effective on May 19, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION
By:	/s/ PHILIP A. THEODORE
Name:	Philip A. Theodore
Title:	Vice President, General Counsel

Date: May 20, 2005

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  Section 1—Registrant's Business and Operations
  Item 1.02 Termination of a Material Definitive Agreement.
SIGNATURES